UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2013

Digital Generation, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 700 Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 581-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On October 7, 2013, Digital Generation, Inc. (the “Company”) entered into an agreement (the “Agreement”) with Alex Meruelo Living Trust, Meruelo Investment Partners LLC and Alex Meruelo (the “Meruelo Stockholders”), which collectively beneficially owned a total of 4,023,570 shares of the Company’s common stock, $0.001 par value per share (the “Shares”) as disclosed in a Schedule 13D/A jointly filed by the Meruelo Stockholders with the Securities and Exchange Commission (“SEC”) on August 9, 2013.

Pursuant to the Agreement, the Meruelo Stockholders have agreed to vote the Shares beneficially owned by them in favor of the merger of the Company with Extreme Reach, Inc. announced by the Company on August 13, 2013, including the advisory vote with respect to compensation payable to Company executives as a result of the merger.  In addition, the Meruelo Stockholders will vote their Shares in favor of any candidates nominated by the Company’s Board for election to the Company’s Board should any election take place at a stockholders’ meeting held prior to the Company’s merger with Extreme Reach.  The merger is expected to close in the first quarter of 2014 following a special meeting to be called for stockholder approval of the merger, and is subject to regulatory approval.

Immediately prior to the merger, the Company intends to distribute shares pro-rata to all stockholders of a new online subsidiary (“The New Online Company”) in partial redemption of its outstanding Shares.  As part of the Agreement with the Meruelo Stockholders, the Company has agreed that the board of directors for The New Online Company will have seven seats, and that all directors will be elected annually.  The Meruelo Stockholders will have the right to appoint one director to The New Online Company’s board, and to propose at least three individuals to be considered for one of the six remaining seats to The New Online Company’s board.  The Company has agreed to propose two additional individuals of its choosing for that one seat and to provide the Meruelo Stockholders with an opportunity to confer with those individuals.  Neil Nguyen, the Company’s Chief Executive Officer, will, in consultation with the Company’s Board and in accordance with the Company’s nominating and governance process, select the individual from the nominees under consideration to fill that one seat on The New Online Company’s board.  The individual to be selected is anticipated to serve on the audit committee for The New Online Company, subject to meeting independence and other requirements under the rules and regulations of the SEC and NASDAQ.

The Meruelo Stockholders have also agreed to support candidates nominated by The New Online Company to its board at its first annual meeting anticipated to be held in the fourth quarter of 2014, and will not initiate a proxy contest or participate in any attempt to take control of The New Online Company until at least the first quarter of 2015, if ever, subject to certain limitations.  Should the Meruelo Stockholders reduce their beneficial ownership of The New Online Company’s common shares to less than 8.5% of the outstanding shares, the director appointed by the Meruelo Stockholders to The New Online Company board will resign.  Further, the Meruelo Stockholders have agreed to dismiss with prejudice their lawsuit challenging certain provisions of the Company’s Bylaws with respect to its classified Board, currently pending in the Delaware Court of Chancery.  The Company has agreed to reimburse the Meruelo Stockholders up to $119,000 in legal costs relating to the litigation.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, filed herewith as Exhibit 10.1 and is incorporated herein by reference in its entirety.

Important Additional Information Will be Filed with the SEC

The Company plans to file with the SEC and mail to its stockholders a proxy and information statement in connection with the merger (the “Proxy Statement”). The Proxy Statement will contain important information about the Company, the merger and related matters. Investors and security holders are urged to read the Proxy Statement and any other relevant documents carefully when such documents are available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting Investor Relations, Digital Generation, Inc., 750 West John Carpenter Freeway, Suite 700, Irving, Texas 75039, (972) 581-2000.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies relating to the transactions contemplated by the merger agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K and Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC on March 15, 2013 and April 30, 2013, respectively.

Cautionary Note Regarding Forward-Looking Statements

Statements in this communication regarding the proposed transactions concerning the Company, Extreme Reach, Inc. and The New Online Company, the expected timing for completing the proposed transactions, future financial and operating results, benefits, synergies, future opportunities of the proposed transactions and any other statements about the Company’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transactions; the ability to obtain the requisite regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other conditions to consummation of the transactions; the ability of Extreme Reach to consummate the necessary debt financing arrangements set forth in financing letters received by Extreme Reach; the ability for The New Online Company to achieve the benefits of the transactions or that such benefits may take longer to realize than expected; changes in government regulation; the ability to successfully separate operations and employees; the potential impact of the announcement of the transactions or consummation of the transactions on relationships with employees, suppliers, customers and competitors; international, national or local economic, social or political conditions that could adversely affect the parties to the transactions or their customers; conditions in the credit markets; and the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls and the other risks and uncertainties that affect the parties’ businesses, including those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. In addition, any forward-looking statements represent the Company’s estimates only as of the date hereof and should not be relied upon as representing the Company’s estimates as of any subsequent date. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description of Exhibit
10.1	Agreement, dated as of October 7, 2013, by and among Alex Meruelo Living Trust, Meruelo Investment Partners LLC and Alex Meruelo, and Digital Generation, Inc.

99.1	Press Release, dated as of October 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL GENERATION, INC.

Date: October 7, 2013	By:	/s/ Sean N. Markowitz
Name: Sean N. Markowitz
Title: General Counsel

EXHIBIT INDEX

Exhibit	Description of Exhibit
10.1	Agreement, dated as of October 7, 2013, by and among Alex Meruelo Living Trust, Meruelo Investment Partners LLC and Alex Meruelo, and Digital Generation, Inc.

99.1	Press Release, dated as of October 7, 2013.